UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2021

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: Tel: (805) 907-0597

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 29, 2021, Innovative International Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), which included the exercise in full of the underwriters’ option to purchase an additional 3,000,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each, an “Ordinary Share”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-260089) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 6, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated October 26, 2021, by and between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated by reference;

●	A Warrant Agreement, dated October 26, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC (“AST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference;

●	A Letter Agreement, dated October 26, 2021, (the “Letter Agreement”) by and among the Company, its officers, its directors, the Company’s sponsor, Innovative International Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated October 26, 2021, by and between the Company and AST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference;

●	A Registration Rights Agreement, dated October 26, 2021, by and among the Company, the Sponsor, and certain other security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference;

●	An Administrative Services Agreement, dated October 26, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference;

●	A Private Placement Shares Purchase Agreement (the “Sponsor Private Placement Shares Purchase Agreement”), dated October 26, 2021, by and between the Company and Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated by reference;

●	A Private Placement Shares Purchase Agreement (the “Underwriter Private Placement Shares Purchase Agreement”), dated October 26, 2021, by and between the Company and Cantor, a copy of which is attached as Exhibit 10.6 hereto and incorporated by reference;

●

A Private Placement Shares Purchase Agreement (the “CCM Private Placement Shares Purchase Agreement,” and together with the Sponsor Private Placement Shares Purchase Agreement and Underwriter Private Placement Shares Agreement, the “Private Placement Shares Purchase Agreements”), dated October 26, 2021, by and between the Company and J.V.B. Financial Group, LLC on behalf of its division, Cohen & Company Capital Markets (“CCM”), a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference; and

●	Indemnity Agreements between the Company and each of the directors of the Company, in the form previously filed as Exhibit 10.9 to the Registration Statement, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Shares Purchase Agreements, the Company completed the private sale of an aggregate of 1,060,000 Class A ordinary shares (the “Placement Shares”) to the Sponsor, Cantor and CCM at a purchase price of $10.00 per Placement Share, generating gross proceeds to the Company of $10,600,000. The Placement Shares are identical to the Ordinary Shares sold in the IPO except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to the sale of the Placement Shares. The issuance of the Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2021 and in connection with the IPO, the stockholders of the Company approved and adopted the Company’s Amended and Restated Memorandum and Articles of Association (the “A&R MoA”). The terms of the A&R MoA are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R MoA is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

A total of $234,600,000, comprised of a portion of the net proceeds of the IPO and the proceeds of the sale of the Placement Shares, was placed in a U.S.-based trust account (the “Trust Account”) maintained by AST acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 15 months from the closing of IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (iii) the redemption of the Company’s public shares if the Company has not completed an initial business combination within 15 months from the closing of the IPO, subject to applicable law.

In addition, the 8,050,000 Class B ordinary shares of the Company (the “Founder Shares”) held by the Sponsor included an aggregate of up to 1,050,000 Founder Shares that were subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full. Since the underwriter’s over-allotment was exercised in full, the Sponsor did not forfeit any Founder Shares.

On October 26, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 29, 2021, the Company issued a press release announcing the closing of the IPO and the underwriters’ overallotment option, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 26, 2021, by and between the Registrant and Cantor Fitzgerald & Co.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 26, 2021, by and between the Registrant and American Stock Transfer & Trust Company, LLC.
10.1	Letter Agreement, dated October 26, 2021, among the Registrant, the Registrant’s officers and directors, and Innovative International Sponsor I LLC.
10.2	Investment Management Trust Agreement, dated October 26, 2021, by and between the Registrant and American Stock Transfer & Trust Company, LLC.
10.3	Registration Rights Agreement, dated October 26, 2021, by and among the Registrant, Innovative International Sponsor I LLC and certain other security holders of the Registrant.
10.4	Administrative Services Agreement, dated October 26, 2021, by and between the Registrant and Innovative International Sponsor I LLC.
10.5	Private Placement Shares Purchase Agreement, dated October 26, 2021, by and between the Registrant and Innovative International Sponsor I LLC.
10.6	Private Placement Shares Purchase Agreement, dated October 26, 2021, by and between the Registrant and Cantor Fitzgerald & Co.
10.7	Private Placement Shares Purchase Agreement, dated October 26, 2021, by and between the Registrant and J.V.B. Financial Group, LLC on behalf of its division, Cohen & Company Capital Markets.
99.1	Press Release, dated October 26, 2021.
99.2	Press Release, dated October 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE INTERNATIONAL ACQUISITION CORP.
	By:	/s/ Mohan Ananda
		Name:	Mohan Ananda
		Title:	Chief Executive Officer

Dated: October 29, 2021